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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

March 13, 2023

Research Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other Jurisdiction of Incorporation)

1-39256	11-3797644
(Commission File Number)	(IRS Employer Identification No.)

N/A

(Address of Principal Executive Offices and zip code)

(310) 477-0354

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each Exchange on which registered
Common stock, $0.001 par value	RSSS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 7.01.	Regulation FD Disclosure.

Research Solutions, Inc. (the “Registrant”) is aware of the recently publicized developments involving Silicon Valley Bank (“SVB”) and the appointment of the Federal Deposit Insurance Corporation (“FDIC”) as receiver. Pursuant to that certain Amended and Restated Loan and Security Agreement dated October 31, 2017 among the Registrant, Reprints Desk, Inc. and SVB (as amended to date, the “SVB LSA”), the Registrant is required to direct account debtors to deliver or transmit all proceeds of accounts remitted to the Registrant and its subsidiaries into a lockbox account or such other account as specified by SVB, and to maintain its and its subsidiaries’ primary operating and other deposit accounts and primary securities/investments accounts with SVB and SVB’s affiliates, which accounts shall represent at least 85% of the dollar value of the Registrant’s and its subsidiaries’ accounts at all financial institutions. In compliance with the foregoing covenants the Registrant and its subsidiaries maintain with SVB substantially all of the dollar value of the Registrant’s and its subsidiaries’ accounts at all financial institutions.

As stated in the Joint Statement by the Department of the Treasury, Federal Reserve and FDIC issued on Sunday, March 12, 2023, Secretary of the Treasury Janet L. Yellen approved actions enabling the FDIC to complete its resolution of Silicon Valley Bank, Santa Clara, California, in a manner that fully protects all depositors. Depositors will have access to all of their money starting Monday, March 13, 2023.

While the Registrant had no outstanding borrowings under the SVB LSA as of March 10, 2023, the Registrant is evaluating future accessibility to revolving credit facilities in light of these developments.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH SOLUTIONS, INC.

Date: March 13, 2023	By:	/s/ William Nurthen
William Nurthen
Chief Financial Officer